Power of Attorney

Exhibit 24.1

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 22nd day of February, 2016.

/s/ Ellen R. Alemany

Name: Ellen R. Alemany

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 22nd day of February, 2016.

/s/ Michael J. Embler

Name: Michael J. Embler

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 22nd day of February, 2016.

/s/ Alan Frank

Name: Alan Frank

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 22nd day of February, 2016.

/s/ William M. Freeman

Name: William M. Freeman

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of February, 2016.

/s/ David M. Moffett

Name: David M. Moffett

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 24th day of February, 2016.

/s/ Steven T. Mnuchin

Name: Steven T. Mnuchin

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 20th day of February, 2016.

/s/ R. Brad Oates

Name: R. Brad Oates

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 23rd day of February, 2016.

/s/ Marianne Miller Parrs

Name: Marianne Miller Parrs

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 24th day of February, 2016.

/s/ Gerald Rosenfeld

Name: Gerald Rosenfeld

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 22nd day of February, 2016.

/s/ John R. Ryan

Name: John R. Ryan

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 23rd day of February, 2016.

/s/ Sheila A. Stamps

Name: Sheila A. Stamps

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 2nd day of March, 2016.

/s/ Seymour Sternberg

Name: Seymour Sternberg

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges he has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 22nd day of February, 2016.

/s/ Peter J. Tobin

Name: Peter J. Tobin

Power of Attorney

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2015:

Hereby acknowledges she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints ROBERT J. INGATO, CHRISTOPHER H. PAUL and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 1st day of March, 2016.

/s/ Laura S. Unger

Name: Laura S. Unger